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                                                                    EXHIBIT 99.1

                                 LEXFORD, INC.
                                 PROXY/VOTING INSTRUCTIONS CARD

                  THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        SPECIAL MEETING ON MARCH 3, 1998


    The undersigned hereby appoints John B. Bartling, Jr., Mark D. Thompson and Bradley A. Van Auken, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of common stock, without par value, of Lexford, Inc. (the "Company") represented hereby and held of record by the undersigned on January 29, 1998, at the Special Meeting of Shareholders to be held at the Hyatt Regency Columbus at Greater Columbus Convention Center, 350 North High Street, Columbus, Ohio 43215 on March 3, 1998 at 10:00 a.m. (local time) and at any postponements or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement/prospectus furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If this proxy is signed and returned and no directions are given, this proxy will be voted "FOR"
Item 1 shown on this card, and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting.


    1. APPROVAL OF THE MERGER OF THE COMPANY WITH AND INTO LEXFORD RESIDENTIAL TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST RECENTLY FORMED BY THE COMPANY AS ITS WHOLLY-OWNED SUBSIDIARY.
                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
                           (Continued on Other Side)
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LEXFORD, INC.
Fifth Third Bank
Corporate Trust Administration
Fifth Third Center
Mail Drop 109002
Cincinnati, Ohio 45263

                              FOLD AND DETACH HERE
 ................................................................................

2. I PLAN TO ATTEND THE SPECIAL MEETING  [ ]

    Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

    Please date, sign and return promptly in the enclosed envelope.

                                                           Dated:  , 1998

                                                           ---------------------
                                                                (Signature)

                                                           ---------------------
                                                                (Signature)

                                                           Signature(s) must
                                                           agree with name(s)
                                                           printed on this
                                                           proxy.
                                                           If shares are
                                                           registered in two
                                                           names, both
                                                           shareholders should
                                                           sign this proxy. If
                                                           signing as attorney,
                                                           executor,
                                                           administrator,
                                                           trustee or guardian,
                                                           please give your full
                                                           title as such.